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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 5, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 2.02   Results of Operations and Financial Condition.

     On April 5, 2006, Simtek Corporation (the "Company") issued a press release titled, "Simtek Pre-Announces First Quarter 2006 Revenue", announcing that it expects revenues for the first quarter 2006 to exceed the upper end of the range of previously announced guidance. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1. The press release contains forward-looking information regarding the Company and includes cautionary statements about such forward-looking information.

     The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

                 99.1 Press Release, dated April 5, 2006, titled "Simtek Pre-Announces First Quarter 2006 Revenue".






















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /S/ BRIAN ALLEMAN
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


April 10, 2006




























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                                  EXHIBIT INDEX



Exhibit Number        Description

     99.1 Press Release, dated April 5, 2006, titled "Simtek Pre-Announces First Quarter 2006 Revenue".

































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